UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2022

Cavitation Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	02-9901	20-4907818
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

10019 Canoga Ave.

Chatsworth, California 91311

(Address of Principal Executive Offices) (Zip Code)

(818) 718-0905

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officer and Director

Effective July 12, 2022, following the resignation of Igor Gorodnitsky as President of Cavitiation Technologies, Inc. (“Company”), the Board of Directors of the Company appointed Naum Voloshin to serve as the interim Chief Executive Officer (“CEO”) of the Company. Mr. Voloshin currently serves, and will continue to serve, as the Chief Financial Officer (“CFO”) and Chief Operating Officer (“COO”) of the Company. There is no employment agreement between the Company and Mr. Voloshin in connection with his newly appointed role as interim CEO. Mr. Voloshin will not receive any salary, compensation, and benefits as interim CEO at this time. However, Mr. Voloshin will continue to receive a salary, compensation, and benefits in his roles as CFO and COO of the Company.

Additionally, the Board of Directors appointed Naum Voloshin to serve as a member of the Board to fill the vacancy on the Board created by Mr. Gorodnitsky’s resignation therefrom. As a member of the Board, Mr. Voloshin will be eligible to participate in all elements of any Company director compensation package.

There are no arrangements or understandings between Mr. Voloshin and other person pursuant to which Mr. Voloshin was appointed to serve on the Board or to serve as interim CEO. There are no family relationships between Mr. Voloshin and any other director or executive officer of the Company. There are no transactions between Mr. Voloshin and the Company in the last fiscal year and none is currently proposed requiring disclosure under Item 404(a) of Regulation S-K.

A press release will be issued by the Company following the filing of this form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cavitation Technologies, Inc.

By	/s/ Naum Voloshin
Name: Naum Voloshin Title: CFO

Date:  July 18, 2022